Legg Mason Cash Reserve Trust
              Supplement to the Prospectus dated December 31, 2002

The  following   paragraph  replaces  the  third  paragraph  under  the  heading
"Distributor of the fund's shares" on page 8:

         Legg Mason may enter into agreements with other brokers to sell shares of the fund. Legg Mason pays these brokers up to 100% of the service fee that it receives from the fund for those sales.

The following sentence replaces the first sentence under the heading "Exchange Privilege" on page 15:

         Fund shares may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of series of The Royce Funds (except Royce TrustShares Fund) provided these funds are eligible for sale in your state of residence.


               This supplement is dated June 2, 2003. It should be
              retained with your prospectus for future reference.